Exhibit 10.1.1

Certain exhibits and schedules have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request, however the registrant may request confidential treatment of omitted items.

CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Consent”) is entered into as of December 22, 2022, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders party thereto including Oxford in its capacity as a Lender, OXFORD FINANCE CREDIT FUND II LP, by its manager Oxford Finance Advisors, LLC with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314, and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), ALX ONCOLOGY INC., a Delaware corporation with offices located at 323 Allerton Avenue, South San Francisco, CA 94080, ALEXO THERAPEUTICS INTERNATIONAL, an exempted company incorporated with limited liability under the laws of the Cayman Islands with offices located at Conyers Trust Company (Cayman) Limited, Six, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (“Alexo Therapeutics”), and SIRPANT THERAPEUTICS, an exempted company incorporated with limited liability under the laws of the Cayman Islands with offices located at Conyers Trust Company (Cayman) Limited, Six, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (“Sirpant”) (individually and collectively, jointly and severally, “Borrower”), and ALX ONCOLOGY HOLDINGS INC., a Delaware corporation with offices located at 323 Allerton Avenue, South San Francisco, CA 94080 (together with each other Person party hereto as a Guarantor, individually and collectively, jointly and severally, “Guarantor”).

A.
Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement dated as of October 27, 2022 (as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof.

B.
Borrower has advised it intends to undertake an internal reorganization as described in Annex I which would, among other things, result in each of (i) ALX Malta, (ii) ScalmiBio, (iii) Alexo Therapeutics and (iv) Sirpant being dissolved and/or merged with and into ALX ONCOLOGY INC., a Delaware corporation, or solely in the case of ScalmiBio, ALX Oncology Holdings Inc. (the “Restructuring”).

C.
Section 7.1, Section 7.2 and Section 7.3 of the Loan Agreement may require Borrower to obtain the consent of the Required Lenders to allow Borrower to consummate the Restructuring.

D.
Collateral Agent and the Required Lenders have agreed to provide such consent and amend certain provisions of the Loan Agreement, subject to, and in accordance with, the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Required Lenders and Collateral Agent hereby agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Consent shall have the meanings given to them in the Loan Agreement.

2.
Consent. Subject to the terms and conditions hereof including that immediately prior the completion of the Restructuring no Event of Default has occurred and is continuing, Collateral Agent and the Required Lenders hereby consent to the consummation of the Restructuring and agree that, to the extent additional pledge or security documents are required under the Loan Documents, the deadline for the delivery of such shall be set at the earlier of (x) thirty (30) days after the Restructuring is complete (as such date may be extended by Collateral Agent in it sole discretion) and sixty (60) days after the date hereof (as such date may be extended by Collateral Agent in it sole discretion). Upon the completion of the Restructuring and any merger and/or dissolution of any Borrower or Guarantor, Borrower shall promptly deliver to Collateral Agent and Lenders evidence of same (including copies of any certificates of merger and/or dissolution).

3.
Amendment to Loan Agreement.

3.1 Removal of Borrower. Upon the consummation of the Restructuring, Alexo Therapeutics and Sirpant (each a “Removed Borrower” and collectively, the “Removed Borrowers”) shall each be removed as a Borrower under the Loan Documents and (ii) all references in the Loan Documents to “Borrower” thereafter shall no longer include the Removed Borrowers and shall mean and refer only to ALX ONCOLOGY INC., a Delaware corporation without any further action by any party hereto.

4.
Limitation of Consent and Amendment.

4.1 The consent and amendments set forth in Section 2 and 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document.

4.2 This Consent shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

5.
Representations and Warranties. To induce Collateral Agent and the Required Lenders to enter into this Consent, Borrower hereby represents and warrants to Collateral Agent and the Required Lenders on the date hereof as follows:

5.1 Immediately after giving effect to this Consent (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the corporate power and authority to execute and deliver this Consent and to perform its obligations under the Loan Agreement;

5.3 The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

5.5 The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

5.6 This Consent has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.
RESERVED.

7.
Loan Document. Borrower, Lenders and Collateral Agent agree that this Consent shall be a Loan Document. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration or amendment. This Consent and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

8.
Effectiveness. This Consent shall be deemed effective upon (i) the due execution and delivery to Collateral Agent and Lenders of this Consent by each party hereto and (ii) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment to the extent payment thereof has been requested by Collateral Agent.

9.
Counterparts. This Consent may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Consent shall be effective as a manually executed counterpart signature thereof.

10.
Governing Law. This Consent and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and First Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

ALX ONCOLOGY INC.

By	/s/ Jaume Pons
Name:	Jaume Pons
Title:	President and Chief Executive Officer

EXECUTED as a DEED by
ALEXO THERAPEUTICS INTERNATIONAL

By	/s/ Jaume Pons
Name:	Jaume Pons
Title:	Director

EXECUTED as a DEED by
SIRPANT THERAPEUTICS

By	/s/ Jaume Pons
Name:	Jaume Pons
Title:	Director

GUARANTOR:

ALX ONCOLOGY HOLDINGS INC.

By	/s/ Jaume Pons
Name:	Jaume Pons
Title:	President and Chief Executive Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

[Signature Page to Consent and First Amendment to Loan and Security Agreement]

LENDER:

OXFORD FINANCE CREDIT FUND II LP

By:	Oxford Finance Advisors, LLC, its manager

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Its:	Senior Vice President

LENDER:

OXFORD FINANCE FUNDING III, LLC

By	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Secretary

LENDER:

SILICON VALLEY BANK

By	/s/ Peter Sletteland
Name:	Peter Sletteland
Title:	Director

[Signature Page to Consent and First Amendment to Loan and Security Agreement]